Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.23BF

SIXTY-SEVENTH AMENDMENT

TO

MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This SIXTY-SEVENTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document no. 2301656) effective as of January 1, 2010, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties means the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date of this Amendment:

1.	CSG agrees to provide to Customer CSG’s TechSee as a Recurring Service under the Agreement. Therefore, the following changes are hereby made to the Agreement:

a.	SCHEDULE A, “Services”, is hereby amended to add “CSG TechSee” to the list of Additional Services and by adding a new EXHIBIT A-8, which is attached to this Amendment.

2.	Additionally, SCHEDULE F, “FEES”, CSG SERVICES, of the Agreement is hereby AMENDED to add a new Section entitled “CSG TechSee” as follows:

CSG SERVICES

XVII. CSG TechSee

Description of Item/Unit of Measure	Frequency	Fees
1.TechSee Set-up Fee (Note 1)	*** *******	$********
2.TechSee Implementation Fee (Note 2)	*** ****	$*********
3.TechSee Named User ******* Access Fee (per ***** ****) (** ***** ******* payment obligation **** **** ** ******) (Note 3) (Note 5) (Note 6) (Note 7)
•Up to *** Named Users	*******	$*****
•******* Named Users (Note 4)	*******	$*****
•******* Named Users	*******	$*****
•******* Named Users	*******	$*****
•********* Named Users	*******	$*****
•*********** Named Users	*******	$*****
•Above ***** Named Users	*******	*****

Note 1:  Initial set-up was provided pursuant to that certain LOA, “Proof of Concept (POC) Implementation [TechSee]” executed July 30, 2018 (CSG document no. 4121290) (the “LOA”).  As a result, the *** *** *** ******* ****** *** **** ******. If Customer makes subsequent and significant (i.e. CSG will spend more than ** ***** ******** *** ******) changes to the Customer’s network or security configuration or another network or security configuration is required, the Set-up fee applies in each subsequent instance. If Customer makes subsequent changes to the Customer’s network or security configuration that require ***** **** ** ***** of CSG support hours to implement, such ******* **** ** ****** ** ** ****** ***** ** ****** ******* *****.

Note 2: Implementation Services include the following:

•	*** **** ****** ******** *** “***** *** *******”
•	*** **** ****** ** *** *** ******** ******* **** ******** ********* ************ *** ******
•	****** ** ******** *** ***** *** ******** ************
•	****** ******** ******* *** **********
•	************* ** ******** **** ********* *** ********
•	******* **********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Initial Implementation of CSG TechSee shall be provided pursuant to that certain Statement of Work, “CSG TechSee Implementation” (CSG document no. 4125443). Implementation Fees for the ******* *** ******* ************** ***** ** ******. Upon completion of an implementation Statement of Work or in the absence of an implementation Statement of Work, Customer shall be invoiced the Named User fees upon access to CSG TechSee being provided.  any additional implementations may be subject to an additional Statement of Work and/or a subsequent Implementation Fee. Customer shall purchase and be provided access for *** ******* ***** (***) ***** ***** upon the completion of the CSG TechSee Implementation SOW.

Note 3:  Customer will be invoiced based upon the number of Named Users accesses purchased (with a ******* ********** ** ****** (**) ****** payment from access).  A Named User represents * ******* ****** ***** ********** **** *******.  A Named User is identified by a ****** **** **** or ***** ******* ********** ****** *** ******* *********** and *** ** ******** at *** **** *** *** ****** ** *****.

Note 4: In Customer’s first implementation, Customer intends to purchase between *** ******* *** *** (***) to *** ******* (***) ***** **** accesses for the Fees identified in the applicable tier. CSG shall provide a *** ******* (**%) ******** ********** to that tier.  The *** ******* (**%) discount shall result in an initial named user rate of $***** per ****/per ***** for the ******* ***** **** ****.  All subsequent transactions with Customer shall revert to the rates provided in the fee schedule.

Note 5:  ******* fee shall apply to all ***** *****.  For purposes of clarification, and as an example if customer is provided access for *** ******* ***** (***) Named Users, customer will be charged a ******* rate of $***** for each **** (or $***** per ***** **** in the first implementation). If at a later date, the customer purchases access for an additional *** ******* ***** (***) ***** *****, the customer then has access for *** ******* ****** (***) ***** and will be invoiced $***** per **** for all *** ******* ****** (***) *****, and a new ****** (**) ***** ******* ****** *** *** *** ******* (***) ***** shall commence.

Note 6: For tracking purposes, the maximum number of Named Users for a billing period is established as the ******* ****** ** ****** ***** ********* *** ******* ** *** ******* ******.

Note 7: For each *** ******* (***) ***** **** access purchased, Customer receives *** (*) **** ****** ** ******* ****** *******.  This will enable that user to access an existing TechSee session and evaluate a Named User’s performance.

3.

Customer and CSG agree the Fees incurred by Customer which are applicable to Customer’s use of CSG TechSee shall be applied to ********** ******* ******** ******** **********, as defined in the 61st Amendment to the Agreement or any future amendments altering the ********** ******* ******** ******** **********, for the applicable ******** **** in which they are invoiced unless otherwise provided in the Agreement or an applicable SOW. For clarification purposes, Fees incurred by Customer for CSG TechSee shall be applied against ********** ******* ******** ******** ********** in the year in which the Fees are incurred.  Any ****** **** shall not decrement or be applied against ********** ******* ******** ******** **********.

4.	Customer and CSG agree to add the following section to the Agreement:

42.  CSG Affiliate Provision of Services.  CSG may delegate performance of its obligations under this Agreement to an Affiliate or provide Products, Services or Deliverables through the use of one or more Affiliates (for so long as such person or entity remains an Affiliate) without Customer’s approval; provided CSG (a) acknowledges and agrees that it is responsible for such Affiliate’s compliance with the terms and conditions of the Agreement (including, but not limited to any ancillary document executed hereunder) and (b) shall be liable to Customer for the acts and omissions of such Affiliate to the same extent that liability to Customer would accrue under the Agreement as if such acts or omissions had been performed or made by CSG. For purposes of this Section 42., “Affiliate” of CSG includes any person or entity directly or indirectly owned or controlled by CSG Systems International, Inc., where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity whether through the ownership of voting securities, by contract, credit arrangement or otherwise.

THIS AMENDMENT is executed on the day and year last signed below (the "Effective Date").

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ Robert C. Bennett	By: /s/ Gregory L. Cannon
Name: Robert C. Bennett	Name: Gregory L. Cannon
Title: Vice President	Title: SVP, Secretary & General Counsel
Date: 10/18/18	Date: 10/18/18

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-8

CSG TechSee

CSG TechSee enables call center agents to resolve issues through direct, web-based interactions with subscribers and field staff and reduce expensive on-site support calls.

TechSee technology allows customers to share a video or photos with customer support representatives. Augmented Vision Support technology provides the contact center with a solution to quickly visually connect with the customers' physical environment while they are on the call via their smartphone camera. This allows the agent to see the problem, diagnose the issue, and show the customer what to do visually, using augmented reality technology, from their desktop environment.

TechSee Live Contact Center enables smooth transformation, efficient service, and optimal customer experience that keeps customers satisfied and enhances operational efficiencies. The solution is simple to operate, and works across different smartphones, mobile operating systems, and browsers. No software installation or application downloads are required.

ADDITIONAL TERMS:

1.Confidentiality and Authorized Provider.  Customer hereby agrees that, as a result of CSG’s provision of CSG TechSee service, TechSee Vendor may have access to Confidential Information, including PII, of Customer's Subscribers.  Customer hereby authorizes CSG to provide such access to the TechSee Vendor and Customer hereby provides CSG a limited release and waiver of all rights and claims which Customer may have, whether presently known or unknown against CSG, which arise solely out of CSG’s provision of access to Customer Confidential Information for the limited purpose of TechSee Vendor’s provision of the TechSee services.  Notwithstanding the access CSG provides to the TechSee Vendor, the foregoing shall not act to relieve CSG of the Confidentiality obligations provided in the Agreement.  In addition, Customer agrees to indemnify and hold CSG harmless of any third party claims resulting solely from CSG’s provision of access to TechSee Vendor of Customer Confidential Information, specifically including Subscriber data provided to TechSee Vendor for its use in providing TechSee services hereunder.  Customer authorizes CSG to engage the services of a third party in the provision of the CSG TechSee Service (“TechSee Vendor”).  CSG agrees to be liable for the acts and omission of the TechSee Vendor in the provision of TechSee services hereunder.

2.Ownership.  All trademarks, service marks, patents, copyrights, trade secrets, know-how and other proprietary rights in or related to TechSee are and will remain vested in, and the sole and exclusive property of, respectively, CSG and/or TechSee Vendor, whether or not specifically recognized or perfected under applicable law.  CSG and/or TechSee Vendor, as applicable, shall own all rights, title and interest, including all intellectual property rights, in and to any improvements to TechSee or to any new programs, upgrades, modifications or enhancements thereto, even when such refinements and improvements result from Customer’s request.  The intellectual property rights in the Software as supplied to the Customer by the TechSee Vendor directly or through CSG, including any enhancements and modifications thereof, shall be the absolute property of, and shall vest and remain vested, in TechSee and as applicable CSG.  To the extent, if any, that ownership in such refinements and improvements does not automatically vest in CSG and/or TechSee Vendor by virtue of this Amendment or otherwise, Customer hereby transfers and assigns (and, if applicable, shall cause its affiliates to transfer and assign) to CSG and/or TechSee Vendor, as applicable, all rights, title and interest which Customer or any of its affiliates may have in and to such refinements and improvements. Nothing in this Exhibit or the Agreement is intended to grant to the Customer any rights with respect to any software. For the avoidance of doubt, the Customer shall have no rights in and to any modifications, enhancements or any derivative works created by or on behalf of the Customer, if any, relating to CSG TechSee Service, all of which (and all copyright and other intellectual property rights therein) shall belong to CSG and/or the TechSee Vendor.

3.Third Party Beneficiary.  As to Section 1 under the Additional Terms of this Exhibit, Customer understands and agrees that TechSee Vendor is a third party beneficiary solely to the additional terms provided in this Exhibit A-8 of Schedule A to the Agreement.